UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (date of earliest event reported): June 5, 2025

FIRST INTERSTATE BANCSYSTEM, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-34653	81-0331430
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employer Identification No.)

401 North 31st Street
Billings, MT		59101
(Address of principal executive offices)		(zip code)

(406) 255-5311
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a- 12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

* * * * *

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common stock, $0.00001 par value	FIBK	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

* * * * *

Item 7.01.	Regulation FD Disclosure.

On June 5, 2025, First Interstate BancSystem, Inc. (the “Company”) issued a press release announcing the pricing for the offering of the Notes described below under Item 8.01. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Neither the information included or incorporated by reference under this Item 7.01, nor the press release furnished herewith, shall be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“Exchange Act”), or incorporated by reference into any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 8.01.	Other Events.

On June 5, 2025, the Company entered into an Underwriting Agreement (the “Underwriting Agreement”) among the Company, First Interstate Bank, a wholly-owned subsidiary of the Company, and Keefe, Bruyette & Woods, Inc., as underwriter (the “Underwriter”). Pursuant to the Underwriting Agreement, the Company agreed to issue and sell to the Underwriter $125,000,000 aggregate principal amount of its 7.625% Fixed-to-Floating Rate Subordinated Notes due 2035 (the “Notes”). The Company’s offering of the Notes is expected to close on June 10, 2025 (the “Closing Date”), subject to the satisfaction of customary closing conditions.

The Notes are being offered pursuant to an effective shelf registration statement filed with the Securities and Exchange Commission (the “SEC”) on May 26, 2023 (Registration No. 333-272215), a base prospectus, dated May 26, 2023, included as part of the registration statement, a preliminary prospectus supplement, dated June 5, 2025, and a final prospectus supplement, dated June 5, 2025, relating to the Notes, filed with the SEC pursuant to Rule 424(b) under the Securities Act.

On the Closing Date, the Notes will be issued pursuant to the Indenture, dated as of May 15, 2020 (the “Base Indenture”), between the Company and U.S. Bank Trust Company, National Association, as successor in interest to U.S. Bank National Association (the “Trustee”), as supplemented by a Second Supplemental Indenture to be entered into between the Company and the Trustee on the Closing Date. The Base Indenture is filed as Exhibit 4.1 to this Current Report on Form 8-K, which is incorporated herein by reference.

Forward-Looking Statements

Statements contained in this report constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are predictive in nature and are identified by the use of the terms “expected,” “will,” and similar words or phrases indicating possible future expectations, events or actions. Forward-looking statements include, without limitation, statements herein with respect to the anticipated timing for closing the offering of the Notes. The Company may be unable to close the offering of the Notes on the anticipated date, or at all. Such forward-looking statements are based on current expectations, assumptions and projections about the Company’s business and the Company and are not guarantees of the Company’s future performance or outcomes. These statements are subject to a number of known and unknown risks, uncertainties, and other factors, many of which are beyond the Company’s ability to control or predict, which may cause the offering not to be completed, or to be completed with different terms, and may cause actual events to be different materially from those expressed or implied herein. The Company has provided additional information about the risks facing its business in its most recent annual report on Form 10-K, and any subsequent periodic and current reports on Forms 10-Q and 8-K, filed by it with the SEC. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date the statement was made and are expressly qualified in their entirety by the cautionary statements set forth herein and in the filings with the SEC identified above, which you should read in their entirety before making any investment or other decision with respect to the Company’s securities. We undertake no obligation to update or revise any forward-looking statements contained in this report, whether as a result of new information, future events or otherwise, except as otherwise required by applicable law.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Exhibit Description
1.1	Underwriting Agreement, dated June 5, 2025, by and among First Interstate BancSystem, Inc., First Interstate Bank and Keefe, Bruyette & Woods, Inc.
4.1	Indenture, dated May 15, 2020, between First Interstate BancSystem, Inc. and U.S. Bank Trust Company, National Association, as successor in interest to U.S. Bank National Association, as trustee (incorporated herein by reference to Exhibit 4.1 to the Company’s Current Report on Form 8-K, File No. 001-34653, filed with the SEC on May 18, 2020).
5.1	Opinion of Polsinelli PC
23.1	Consent of Polsinelli PC (included in Exhibit 5.1)
99.1*	Press Release dated June 5, 2025
104	Cover Page Interactive Data File (embedded within Inline XBRL document).

* Furnished and not filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 6, 2025

FIRST INTERSTATE BANCSYSTEM, Inc.

By:	/s/ JAMES A. REUTER
James A. Reuter
President and Chief Executive Officer